UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VeriFone Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on March 26, 2015.

VERIFONE SYSTEMS, INC.

Meeting Information

Meeting Type: Annual Meeting

For holders as of: January 30, 2015

Date: March 26, 2015 Time:9:30 AM PDT

Location: The Fairmont San Jose Hotel

170 South Market Street

San Jose, CA 95113

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. 2014 Annual Report 2. 2015 Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 12, 2015 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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Voting items

The Board of Directors recommends you

vote FOR the following proposal(s):

1. Election of Directors

Nominees

01 Robert W. Alspaugh

02 Karen Austin

03 Paul Galant

04 Alex W. (Pete) Hart

05 Robert B. Henske

06 Wenda Harris Millard

07 Eitan Raff

08 Jonathan I. Schwartz

09 Jane J. Thompson

The Board of Directors recommends you vote FOR the following proposal(s):

2 To approve the amendment and restatement of the Verifone 2006 Equity Incentive Plan (the “2006 Plan”) to increase the number of shares of common stock that may be issued thereunder and to extend the term of the 2006 Plan by an additional ten years, to March 25, 2025.

3 To hold an advisory vote on compensation of our named executive officers.

4 To ratify the selection of Ernst & Young LLP as Verifone’s independent registered public accounting firm for our fiscal year ending October 31, 2015.

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Voting items Continued

NOTE: Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Voting Instructions

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